Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 17 — SUBSEQUENT EVENTS

On January 15, 2021, Fintech incorporated a majority-owned subsidiary, Inner Mongolia Fintech Supply Chain Management Co., Ltd. (“Fintech Mongolia”), in the Inner Mongolia Province, China. On January 15, 2021, Fintech incorporated another subsidiary, Fintech Supply Chain Management (Ningbo) Co., Ltd (“Fintech Ningbo”) in Zhejiang Province, China. Both subsidiaries provide a technology-driven integrated supply chain financing in China.

In December 2020, based on a preliminary agreement with the local government, the Group established a wholly owned subsidiary, Nisun (Shandong) Industry Development Co., Ltd (“Nisun Shandong”), in Tai’an, Shandong province. Nisun Shandong is a holding company for our existing PRC operating subsidiaries and is expected to be a key operations platform. In March 2021, the ownership of Naqing transferred to Nisun Shandong from Nami HK